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                                                                   Exhibit 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3, of our reports dated February 10, 1999 included in Transaction Network Services, Inc. and Subidiaries Form 10-K for the year ended December 31, 1998, and to all references to our firm included in or made a part of the is registration statement.


                                           /s/ ARTHUR ANDERSEN LLP
                                           -----------------------
                                             ARTHUR ANDERSEN LLP


Washington, D.C.
July 12, 1999